Exhibit 10.10


                      Agreement Amending Supply Agreements

      This Agreement Amending Supply Agreements (this "Agreement") is entered into as of this 6th day of June, 2002 among Cabot Corporation through its Cabot Performance Materials Division ("CPM") and Vishay Sprague, Inc. ("VSI") and Vishay Intertechnology, Inc. ("VII" and VII and VSI each individually "Buyer" and collectively "Buyer").

      CPM and VSI are parties to a Supply Agreement dated July 14, 2000 (such agreement, as amended by the Amendment to Supply Agreement dated as of November 20, 2000, the "July Agreement") pursuant to which VSI agreed to purchase from CPM, and CPM agreed to sell to VSI, stated minimum quantities of tantalum powder and wire products at the prices stated in the July Agreement. CPM and VSI are also parties to a Supply Agreement dated as of November 10, 2000 (the "November Agreement") pursuant to which VSI agreed to purchase from CPM, and CPM agreed to sell to VSI, stated minimum quantities of tantalum powder and wire products at the prices stated in the November Agreement. The obligations under the November Agreement are separate from and in addition to the obligations under the July Agreement.

      CPM, VSI and VII currently are parties to certain litigation arising out of the July Agreement and the November Agreement captioned Cabot Corporation v. Vishay Intertechnology, Inc., Vishay Sprague, Inc., and Vishay Sprague Sanford, Inc., Suffolk Superior Court Civil Action No. 02-1584-BLS (the "Litigation"). The parties have agreed to resolve the Litigation by executing and delivering this Agreement, the Releases (as defined in section 5 below) and the Stipulation of Dismissal (as defined in section 5 below), and amending and restating the July Agreement and the November Agreement according to the terms set forth in this Agreement.

      In consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amended July Agreement. The July Agreement is hereby amended and restated in its entirety so as to be in the form attached hereto as Exhibit 1 (the July Agreement, as so amended and restated by this Agreement, the "Amended July Agreement"). Concurrent with the execution and delivery of this Agreement, the parties are executing and delivering the Amended July Agreement.

      2. Amended November Agreement. The November Agreement is hereby amended and restated in its entirety so as to be in the form attached hereto as Exhibit 2 (the November Agreement, as so amended and restated pursuant to this Agreement, and as such agreement may be hereafter further amended pursuant to section 3 of this Agreement, the "Amended November Agreement"). Concurrent with the execution and delivery of this Agreement, the parties are executing and delivering the Amended November Agreement.

      3. Reduction in Calendar 2003/2004/2005/2006 Quantities and Prices under Amended November Agreement.

      3.1. Reduction in Calendar 2003 Minimum Quantities and Prices. If the Reduction Condition (as defined below) for calendar year 2003 is satisfied, then
(i) the Annual Product Quantity of each Product (each as defined in the Amended November Agreement) required to be purchased under the Amended November Agreement for the calendar year 2003 shall be reduced from XXX pounds of tantalum powder and XXX pounds of tantalum wire to XXX pounds of tantalum powder and XXX pounds of tantalum wire, (ii) the price per pound under the Amended November Agreement for tantalum powder and tantalum wire to be purchased during the calendar year 2003 shall be reduced from $XXX per pound to $XXX per pound; and (iii) Appendix A to the Amended November Agreement shall be deemed amended to reflect such reductions in quantities and price for the calendar year 2003.

The Reduction Condition for a calendar year will be satisfied if, and only if,
(i) Buyer has purchased from CPM in compliance with the Amended November Agreement, including, without limitation, sections 2, 3 and 4 of the Amended November Agreement, during each of the calendar years preceding such calendar year, the Annual Product Quantity of each Product (each as defined in the Amended November Agreement) required to be purchased during each such preceding calendar year pursuant to the Amended November Agreement, (ii) Buyer has purchased from CPM in compliance with the Amended July Agreement, including, without limitation, sections 2, 3 and 4 of the Amended July Agreement, during each of the calendar years preceding such calendar year (but excluding calendar year 2001), the Annual Product Quantity of each Product (each as defined in the Amended July Agreement) required to be purchased during each such preceding calendar year pursuant to the Amended July Agreement, and (iii) from the date of this Agreement through the beginning of such calendar year Buyer has complied with each of its obligations under sections 7 and 8 of the Amended July Agreement, sections 6 and 8 of the Amended November Agreement and under section 4 of this Agreement. For the avoidance of doubt, if the Reduction Condition for a calendar year is not satisfied, then the Reduction Condition for each subsequent calendar year will be deemed not to have been satisfied.

If CPM believes that Buyer is not complying with or has not complied with one or more of the applicable provisions of this Agreement, the Amended July Agreement or the Amended November Agreement (excluding the provision of this Agreement requiring the satisfaction of each prior year's Reduction Condition) which must be complied with for the Reduction Condition for a calendar year to be satisfied, and such noncompliance is susceptible of cure by Buyer (a "Curable Noncompliance"), CPM shall send written notice to Buyer stating the basis for such belief, the provision with which Buyer is not complying or has not complied and the actions which Buyer must take to cure such noncompliance (a "Notice of Noncompliance"). If Buyer cures such noncompliance within ten days after receipt of such notice, then such noncompliance shall be deemed not to have occurred for purposes of determining whether the Reduction Condition for a year is satisfied. No delay in or failure of CPM to deliver a Notice of Noncompliance shall be deemed to constitute a waiver of any noncompliance by Buyer, but the occurrence of a Curable Noncompliance during a calendar year will not result in the Reduction Condition for such calendar year not being satisfied unless CPM delivers a Notice of

Noncompliance with respect thereto and Buyer does not cure such Curable Noncompliance within ten days after receipt of such Notice of Noncompliance.

      3.2. Reduction in Calendar 2004 Minimum Quantities and Prices. If the Reduction Condition for calendar year 2004 is satisfied, then (i) the Annual Product Quantity of each Product (each as defined in the Amended November Agreement) required to be purchased under the Amended November Agreement for the calendar year 2004 shall be reduced from XXX pounds of tantalum powder and XXX pounds of tantalum wire to XXX pounds of tantalum powder and XXX pounds of tantalum wire; (ii) the price per pound under the Amended November Agreement for tantalum powder and tantalum wire to be purchased during the calendar year 2004 shall be reduced from $XXX per pound to $XXX per pound; and
(iii) Appendix A to the Amended November Agreement shall be deemed amended to reflect such reductions in quantities and price for the calendar year 2004.

      3.3. Reduction in Calendar 2005 Minimum Quantities and Prices. If the Reduction Condition for calendar year 2005 is satisfied, then (i) the Annual Product Quantity of each Product (each as defined in the Amended November Agreement) required to be purchased under the Amended November Agreement for the calendar year 2005 shall be reduced from XXX pounds of tantalum powder and XXX pounds of tantalum wire to XXX pounds of tantalum powder and XXX pounds of tantalum wire; (ii) the price per pound under the Amended November Agreement for tantalum powder and tantalum wire to be purchased during the calendar year 2005 shall be reduced from $XXX per pound to $XXX per pound; and (iii) Appendix A to the Amended November Agreement shall be deemed amended to reflect such reductions in quantities and price for the calendar year 2005.

      3.4. Reduction in Calendar 2006 Price. If the Reduction Condition for calendar year 2006 is satisfied, then (i) the price per pound under the Amended November Agreement for tantalum powder and tantalum wire to be purchased during the calendar year 2006 shall be reduced from $XXX per pound to $XXX per pound; and (ii) Appendix A to the Amended November Agreement shall be deemed amended to reflect such reduction in price for the calendar year 2006.

      4. Confidentiality. During the term of the Amended July Agreement and the term of the Amended November Agreement and for a period of two years after the later of the end of the two terms, neither Buyer nor CPM shall disclose to others the existence or contents of the Amended July Agreement, the Amended November Agreement or this Agreement, except to the extent required by law or regulation or applicable securities exchange regulations or as required by a court or agency of competent jurisdiction, provided that (i) nothing shall preclude the disclosure by any party of the Releases or the Stipulation of Dismissal, (ii) nothing shall preclude the disclosure by CPM of pricing and other terms of the Amended July Agreement, the Amended November Agreement or this Agreement, but without identifying the Buyer, to the extent that such disclosure is required by other contractual obligations of CPM providing for price adjustments based on other sales by CPM, and (iii) nothing shall preclude the disclosure by either Buyer or CPM of the existence of this Agreement, the Amended July Agreement or the Amended November Agreement and the aggregate annual tantalum purchase commitments thereunder (in aggregated dollars, not pounds of tantalum). On or about the date of this

Agreement, the parties will issue a joint press release in form and substance satisfactory to each party regarding this Agreement and the settlement of the Litigation.

      5. Releases. Concurrent with the execution and delivery of this Agreement, the parties are executing and delivering mutual releases in the respective forms of Exhibit 5A and Exhibit 5B (the "Releases") and a Stipulation of Dismissal in the form of Exhibit 5C (the "Stipulation of Dismissal"). The Stipulation of Dismissal will be filed promptly by the parties in the Suffolk Superior Court dismissing the Litigation with prejudice.

      6. Governing Law. This Agreement shall be governed by and construed under the laws of The Commonwealth of Massachusetts. The United Nations Convention for International Sales and Purchases of Goods shall not apply. Any legal proceedings arising out of or pertaining in any way to this Agreement that may be commenced against any of the parties hereto shall be commenced only in the federal or state courts located in the Commonwealth of Massachusetts, and each of the parties hereto consents to the exclusive jurisdiction of said courts in any such action or proceedings and waives any objection to venue laid therein, provided, however, that nothing in this paragraph shall be construed to preclude any party from asserting any counter-claim or cross-claim in any legal proceeding commenced against that party in any forum outside the Commonwealth of Massachusetts.

      7. Miscellaneous. This Agreement, together with the Amended July Agreement, the Amended November Agreement, the Releases and the Stipulation of Dismissal, constitute the entire understanding of the parties and supersede all prior agreements and discussions among the parties respecting the subject matter hereof and thereof. No modification of this Agreement or waiver of the terms and conditions hereof shall be effective unless made in writing, signed by authorized representatives of CPM and Buyer and expressly stated to be a modification or waiver of this Agreement. No waiver by either party of any breach of any of the terms and conditions herein contained to be performed by the other party, shall be construed as a waiver of any subsequent breach, whether of the same or of any other term or condition hereof. If any of the provisions of this Agreement is held to be illegal, invalid or unenforceable in any respect or as against any party under applicable law, the legality, validity and enforceability of the remaining provisions shall not be affected or impaired in respect of all or any of the parties, and such illegal, invalid or unenforceable provision shall be reformed and construed so that it will be legal, valid and enforceable to the maximum extent permitted by applicable law.

      8. Joint and Several Obligations of Buyer. VII and VSI are each jointly and severally liable for the obligations of the Buyer under this Agreement.

      VII also does hereby unconditionally guarantee the prompt payment and performance of the obligations of VSI and of Buyer under the Amended July Agreement and the Amended November Agreement. This guaranty by VII is an absolute, present and continuing guaranty of payment and performance, and is in no way conditioned or contingent upon any attempt to collect from VSI or upon any other condition or contingency; if VSI shall fail to pay when due any amount due under the Amended July Agreement or the Amended November Agreement, VII will immediately pay the same to CPM.

      This guaranty shall remain in full force and effect without regard to, and the obligations of VII hereunder shall not be affected or impaired by: (a) any amendment or modification of or addition or supplement to this Agreement, the Amended July Agreement or the Amended November Agreement; (b) any extension, indulgence or other action or inaction in respect of this Agreement, the Amended July Agreement or the Amended November Agreement; (c) any default by VSI under, or any invalidity or unenforceability in any respect of, or any irregularity or other defect in, this Agreement, the Amended July Agreement or the Amended November Agreement; (d) any exercise or nonexercise of any right, remedy, power or privilege in respect of this Agreement, the Amended July Agreement or the Amended November Agreement; (e) any transfer of the assets of VSI to, or any consolidation or merger of VSI with or into, any other entity; (f) any bankruptcy, insolvency, reorganization, receivership or similar proceeding involving or affecting VSI or any of its assets; or (g) any other circumstance; whether or not VII shall have had notice or knowledge of any of the foregoing.

      VII unconditionally waives (i) notice of any of the matters referred to in the preceding paragraph hereof, (ii) all notices which may be required by statute, rule of law or otherwise to preserve the rights of CPM against VII, including, without limitation, notice to VII of default, presentment to and demand of payment from VSI, and protest for non-payment or dishonor, (iii) any right to the exercise by CPM of any right, remedy, power or privilege of CPM,
(iv) any requirement of diligence on the part of CPM, and (v) notice of acceptance of this guaranty.

      For the avoidance of doubt, references to CPM shall not be deemed to include Cabot Supermetals KK or any other affiliate of Cabot Corporation.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                          VISHAY SPRAGUE, INC.



                                          By: _____________________
                                                Duly Authorized

                                          VISHAY INTERTECHNOLOGY, INC.


                                          By: _____________________
                                                Duly Authorized

                                          CABOT CORPORATION



                                          By: _____________________
                                                Duly Authorized

                                                                       Exhibit 1


                                                                  EXECUTION COPY


                      AMENDED AND RESTATED SUPPLY AGREEMENT
                      -------------------------------------

This Amended and Restated Supply Agreement (this "Agreement") is entered into as of June 6, 2002 by and among Cabot Corporation through its Cabot Performance Materials Division ("CPM") and Vishay Sprague, Inc. ("VSI") and Vishay Intertechnology, Inc. ("VII", and VII and VSI each individually "Buyer" and collectively, "Buyer"). This Agreement amends and restates in its entirety the Supply Agreement made the 14th day of July, 2000 by and between CPM and VSI, as amended by the Amendment to Supply Agreement dated as of November 20, 2000 (the "Original Agreement"). This Agreement is entered into pursuant to the Agreement Amending Supply Agreements dated as of June 6, 2002 among CPM and the Buyer (the "Amendment Agreement"). VII owns, directly or indirectly, all of the outstanding capital stock of VSI.

In consideration of the mutual promises herein contained and other good and valuable consideration, Buyer and CPM hereby agree as follows:

1.    TERM OF AGREEMENT

      This Agreement shall have a term commencing on July 14, 2000 and terminating on December 31, 2005.


2.    TANTALUM POWDER AND WIRE QUANTITIES; SCHEDULING

      Annual Product Quantities. Each calendar year commencing on or after January 1, 2001 during the term of this Agreement, Buyer shall purchase from CPM and CPM shall sell to Buyer the Annual Product Quantity of tantalum powder ("Powder") and the Annual Product Quantity of tantalum wire ("Wire") stated on Appendix A for such calendar year. Powder and Wire are each a "Product" for purposes of this Agreement. The grades of Powder and the grades (expressed as diameters) of Wire to be purchased and sold under this Agreement, and the permitted mix of grades of each Product, are set forth on Appendix A.

      Monthly/Quarterly Amounts. The Annual Product Quantity of each Product for the calendar year 2002 shall be purchased by Buyer and delivered by CPM in the respective quantities (and in the respective grade mix) specified on Appendix C for each period specified on Appendix C from June, 2002 through December 2002. During each quarter of a calendar year commencing with the calendar year 2003, Buyer shall purchase, and CPM shall sell, one fourth of the Annual Product Quantity of each Product specified for such year, and the quantity of each Product to be purchased in a quarter shall be purchased and sold in approximately equal monthly amounts during each month of such quarter.

      Allocations of Monthly/Quarterly Amounts among Grades. During the first month of each calendar quarter in each calendar year, commencing October, 2002, Buyer shall send CPM a written notice proposing to allocate among the respective grades of each Product the quarterly quantity (and each monthly quantity) of such Product to be purchased in the next succeeding calendar quarter, and during each month during such next succeeding calendar quarter, as stated in the preceding paragraph, provided that the proposed allocations of monthly and quarterly quantities of a Product among the grades of such Product must be consistent with the monthly and quarterly percentage allocation ranges for such grades set forth on Appendix A. If CPM does not receive such a written proposal from Buyer for a Product for a calendar quarter or if the proposal is not consistent with this paragraph or the preceding paragraph, then the quarterly quantity (and each monthly quantity) of such Product to be purchased in the next succeeding quarter (and during each month during such quarter) as required by the preceding paragraph shall be allocated by CPM among the grades of such Product in accordance with the default percentages specified on Appendix A.

      Purchases by Other Subsidiaries of VII. Buyer may elect, by written notice to CPM, to make purchases of Products under this Agreement for the account of one or more other wholly owned subsidiaries of VII (each, an "Additional Buyer Party"), but only for so long as such Additional Buyer Party remains a wholly owned subsidiary of VII. If all or any portion of the Products to be purchased during a month are to be purchased for the account of one or more Additional Buyer Parties, Buyer will, within twenty days prior to the beginning of such month, send written notice (an "Additional Buyer Notice") to CPM specifying (i) the quantities and grades of Products (of the total quantities and grades to be purchased such month as set forth above) that are being purchased by Buyer for the account of Buyer, and (ii) the quantities and grades of Products (of the total quantities and grades to be purchased such month as set forth above) that are being purchased by Buyer for the account of an Additional Buyer Party, and identifying such Additional Buyer Party. In the event purchases are being made by Buyer for the account of an Additional Buyer Party, such Additional Buyer Party will be jointly and severally liable with Buyer for all obligations of Buyer with respect to such purchase. The fact that purchases are being made under this Agreement by Buyer for the account of an Additional Buyer Party shall not relieve Buyer of any of its obligations with respect to such purchase, and such purchase shall nonetheless constitute a purchase by Buyer under this Agreement.

3.    PRICE

      The prices for Products to be purchased and sold during each calendar year during the term of this Agreement are listed on Appendix A. All prices for Products are FOB Boyertown, PA.

4.    INVOICE AND PAYMENTS

      CPM shall invoice Buyer upon delivery for all Product delivered. Buyer shall pay such invoices within thirty (30) days of invoice date.


5.    FORCE MAJEURE

      Neither party hereto shall be liable to the other for default or delay in performing its obligations hereunder if caused by fire, explosion, strike, lockout, labour conflict, riot, war, acts of God, delay of carriers, governmental order or regulation, and/or any other occurrence beyond the reasonable control of the party so defaulting or delaying, including, without limitation, a shortage of raw material or power beyond the reasonable control of the party so defaulting or delaying, so long as such Force Majeure is in effect; provided, however, that no party shall be excused by reason of Force Majeure from any obligation to pay money when due.


6.    WARRANTY; LIMITATION OF LIABILITY

      The specifications that are applicable to Powder (and to the respective grades of Powder) and the specifications that are applicable to Wire (and to the respective grades of Wire) are set forth on Appendix D to this Agreement (the "Applicable Specifications"). CPM warrants that all Product delivered by CPM under this Agreement shall meet the Applicable Specifications for such Product (and its stated grade) at the time of delivery. CPM shall have no obligation or liability for any breach of the foregoing warranty except, at CPM's election, either to replace Product which did not meet the Applicable Specifications for such Product (and its stated grade) or to refund the purchase price previously paid by Buyer for Product which did not meet the Applicable Specifications for such Product (and its stated grade).

      CPM MAKES NO OTHER WARRANTY OR REPRESENTATION OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL CPM BE RESPONSIBLE OR LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

      The Buyer will have ninety days after the date of delivery of Product to inspect the delivered Product and, if the results of such inspection by Buyer indicate that such delivered Product did not meet one or more of the Applicable Specifications for such Product (and its stated grade), to deliver a written notice to CPM stating that Buyer rejects such delivered Product to the extent it failed to meet an Applicable Specification for such Product (and its stated grade) and describing the basis for such rejection, including each Applicable Specification for such Product (and its stated grade) that Buyer asserts was not met, the inspection and tests performed by Buyer to make such determination and the results of such tests (the "Rejection Notice").

      If Buyer does not deliver a Rejection Notice within 90 days after delivery of Product, the delivered Product shall be deemed conclusively (except to the extent expressly stated in the next succeeding paragraph) to have met the Applicable Specifications for such Product (and its stated grade) and shall be deemed accepted by Buyer. If Buyer delivers a Rejection Notice in accordance with this section, CPM and Buyer shall confer to resolve any questions CPM may have as to whether the Product which Buyer wishes to reject failed to meet one or more of the Applicable Specifications for such Product (and its stated grade). If requested by CPM, Buyer shall return to CPM, in accordance with CPM's instructions, Product which failed to meet one or more of the Applicable Specifications for such Product (and its stated grade).

      CPM and Buyer acknowledge that Buyer will be holding some or all of the Product in inventory for varying periods of time prior to Buyer's actual use of such Product in production. If (i) Buyer does not use a quantity of Product in actual production until after the ninetieth day after delivery of such quantity of Product under this Agreement, (ii) during and as a result of such actual production, Buyer determines that such quantity of Product failed to meet one or more of the Applicable Specifications for such Product (and its stated grade) at the time of delivery of such quantity of Product by CPM, and (iii) it was only possible to detect such failure to meet such Applicable Specification(s) during actual production, then Buyer may send a notice to CPM stating the quantity of Product so affected, the date of its delivery by CPM, each Applicable Specification for such Product (and its stated grade) that Buyer asserts was not met at such time of delivery and that such failure was determined during and as a result of actual production by Buyer. Buyer will have the burden of proof of demonstrating to CPM's reasonable satisfaction that such quantity of Product did not meet one or more of the Applicable Specifications at the time of delivery by CPM and that such failure was detected by Buyer for the first time during and as a result of actual production, and could only have been detected during actual production. If CPM does not agree with Buyer's assertions, Buyer may require that Product be tested by an independent third party laboratory reasonably satisfactory to Buyer and CPM, and the results of such testing shall be deemed conclusive as to such test results, but the parties agree that such tests will not be determinative of whether the noncompliance existed at the time of delivery (as required for CPM to be obligated to replace or refund) or occurred thereafter. The fact that actual production may disclose the failure of a quantity of Product to meet one or more Applicable Specifications shall in no event be deemed a guaranty or warranty by CPM that Product is or will be fit for a particular purpose or use or will result in a specified or minimum or maximum yield during actual production.

      For the avoidance of doubt, (i) neither Buyer's internal product qualification procedures nor any quality holds it may place on any Product shall be deemed to alter the parties' respective rights and obligations under this Agreement or be used by Buyer as a reason for not purchasing or rejecting Product delivered under this Agreement, (ii) Buyer's acceptance or deemed acceptance of Product is not a precondition to Buyer's obligation to pay the purchase price for Product invoiced under this Agreement, and (iii) neither the delivery of one or more Rejection Notices by Buyer nor the replacement of or the refunding of the purchase price of nonconforming Product by CPM shall be deemed to alter the Annual Product Quantity of each Product which must be purchased by Buyer under this Agreement.


7.    SCRAP SALE BY BUYER

      Each calendar year during the term of this Agreement, Buyer shall sell and CPM shall purchase tantalum contained in scrap materials ("Scrap") in the quantities (based on pounds of contained tantalum in the Scrap), at the grades and the prices set forth on Appendix B. The prices for Scrap to be purchased and sold during the term of this Agreement are FOB VSI's plant. It is expected that Scrap will be supplied in approximately equal quarterly deliveries.


8.    CONFIDENTIALITY

      During the term of this Agreement and for a period of two years thereafter, neither CPM nor Buyer shall disclose to others the existence or contents of this Agreement, except to the extent required by law or regulation or applicable securities exchange regulations or as required by a court or agency of competent jurisdiction, provided that (i) nothing shall preclude the disclosure by CPM of pricing and other terms of this Agreement, but without identifying the Buyer, to the extent that such disclosure is required by other contractual obligations of CPM providing for price adjustments based on other sales by CPM, and (ii) nothing shall preclude the disclosure by either Buyer or CPM of the existence of this Agreement, the Amendment Agreement or the Amended November Agreement and the aggregate annual tantalum purchase commitments hereunder and thereunder (in aggregated dollars, not pounds of tantalum). The provisions of this Section 8 shall survive the termination of this Agreement.

9.    GOVERNING LAW

      This Agreement shall be governed by and construed under the laws of The Commonwealth of Massachusetts. The United Nations Convention for International Sales and Purchases of Goods shall not apply. Any legal proceedings arising out of or pertaining in any way to this Agreement that may be commenced against any of the parties hereto shall be commenced only in the federal or state courts located in the Commonwealth of Massachusetts, and each of the parties hereto consents to the exclusive jurisdiction of said courts in any such action or proceedings and waives any objection to venue laid therein, provided, however, that nothing in this paragraph shall be construed to preclude any party from asserting any counter-claim or cross-claim in any legal proceeding commenced against that party in any forum outside the Commonwealth of Massachusetts.


10.   MISCELLANEOUS

      This Agreement, the Amendment Agreement, the Amended November Agreement, the Releases (as defined in the Amendment Agreement) and the Stipulation of Dismissal (as defined in the Amendment Agreement) constitutes the entire understanding of the parties and supersedes all prior agreements and discussions among the parties respecting the subject mater hereof and thereof, including, without limitation, the Original Agreement. No modification of this Agreement or waiver of the terms and conditions hereof shall be effective unless made in writing, signed by authorized representatives of CPM and Buyer and expressly stated to be a modification or waiver of this Agreement. No waiver by either party of any breach of any of the terms and conditions herein contained to be performed by the other party, shall be construed as a waiver of any subsequent breach, whether of the same or of any other term or condition hereof. If any of the provisions of this Agreement is held to be illegal, invalid or unenforceable in any respect or as against any party under applicable law, the legality, validity and enforceability of the remaining provisions shall not be affected or impaired in respect of all or any of the parties, and such illegal, invalid or unenforceable provision shall be reformed and construed so that it will be legal, valid and enforceable to the maximum extent permitted by applicable law.


11.   JOINT AND SEVERAL OBLIGATIONS OF BUYER.

      VII and VSI are each jointly and severally liable for the obligations of the Buyer under this Agreement. For the avoidance of doubt, references to CPM shall not be deemed to include Cabot Supermetals KK or any other affiliate of Cabot Corporation.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day, month and year above written.

Cabot Corporation                              Vishay Sprague, Inc.



By:________________________                    By:_______________________
Title:_____________________                    Title:____________________


                                               Vishay Intertechnology, Inc.


                                               By: ____________________
                                               Title: ___________________

                                                                       Exhibit 2


                                                                  EXECUTION COPY


                      AMENDED AND RESTATED SUPPLY AGREEMENT
                      -------------------------------------

This Amended and Restated Supply Agreement (this "Agreement") is entered into as of June 6, 2002 by and among Cabot Corporation through its Cabot Performance Materials Division ("CPM") and Vishay Sprague, Inc. ("VSI") and Vishay Intertechnology, Inc. ("VII", VII and VSI each individually "Buyer" and collectively "Buyer"). This Agreement amends and restates in its entirety the Supply Agreement made the 10th day of November, 2000 by and between CPM and VSI (the "Original Agreement"). This Agreement is entered into pursuant to the Agreement Amending Supply Agreements dated as of June 6, 2002 among CPM and the Buyer (the "Amendment Agreement"). VII owns, directly or indirectly, all of the outstanding capital stock of VSI.

In consideration of the mutual promises herein contained and other good valuable consideration, Buyer and CPM hereby agree as follows:


1.    PERIOD OF AGREEMENT

      This Agreement shall be effective as of November 10, 2000. This Agreement shall govern sales of tantalum powder ("Powder") and tantalum wire ("Wire") to be delivered on or after January 1, 2002 and for a period of five years thereafter until December 31, 2006.


2.    QUANTITIES; SCHEDULING

      Annual Product Quantities. Each calendar year commencing on or after January 1, 2002 during the term of this Agreement, Buyer shall purchase from CPM and CPM shall sell to Buyer the Annual Product Quantity of Powder and the Annual Product Quantity of Wire stated on Appendix A for such calendar year. Powder and Wire are each a "Product" for purposes of this Agreement. The grades of Powder and the grades (expressed as diameters) of Wire to be purchased and sold under this Agreement, and the permitted mix of grades of each Product, are set forth on Appendix A.

      Monthly/Quarterly Amounts. The Annual Product Quantity of each Product for the calendar year 2002 shall be purchased by Buyer and delivered by CPM in the respective quantities (and in the respective grade mix) specified on Appendix C for each period specified on Appendix C from June, 2002 through December 2002. During each quarter of a calendar year commencing with the calendar year 2003, Buyer shall purchase, and CPM shall sell, one fourth of the Annual Product Quantity of each Product specified for such year, and the quantity of each Product to be purchased in a quarter shall be purchased and sold in approximately equal monthly amounts during each month of such quarter.

      Allocations of Monthly/Quarterly Amounts among Grades. During the first month of each calendar quarter in each calendar year, commencing October, 2002, Buyer shall send CPM a written notice proposing to allocate among the respective grades of each Product the quarterly quantity (and each monthly quantity) of such Product to be purchased in the next succeeding calendar quarter, and during each month during such next succeeding calendar quarter, as stated in the preceding paragraph, provided that the proposed allocations of monthly and quarterly quantities of a Product among the grades of such Product must be consistent with the monthly and quarterly percentage allocation ranges for such grades set forth on Appendix A. If CPM does not receive such a written proposal from Buyer for a Product for a calendar quarter or if the proposal is not consistent with this paragraph or the preceding paragraph, then the quarterly quantity (and each monthly quantity) of such Product to be purchased in the next succeeding quarter (and during each month during such quarter) as required by the preceding paragraph shall be allocated by CPM among the grades of such Product in accordance with the default percentages specified on Appendix A.

      Purchases by Other Subsidiaries of VII. Buyer may elect, by written notice to CPM, to make purchases of Products under this Agreement for the account of one or more other wholly owned subsidiaries of VII (each, an "Additional Buyer Party"), but only for so long as such Additional Buyer Party remains a wholly owned subsidiary of VII. If all or any portion of the Products to be purchased during a month are to be purchased for the account of one or more Additional Buyer Parties, Buyer will, within twenty days prior to the beginning of such month, send written notice (an "Additional Buyer Notice") to CPM specifying (i) the quantities and grades of Products (of the total quantities and grades to be purchased such month as set forth above) that are being purchased by Buyer for the account of Buyer, and (ii) the quantities and grades of Products (of the total quantities and grades to be purchased such month as set forth above) that are being purchased by Buyer for the account of an Additional Buyer Party, and identifying such Additional Buyer Party. In the event purchases are being made by Buyer for the account of an Additional Buyer Party, such Additional Buyer Party will be jointly and severally liable with Buyer for all obligations of Buyer with respect to such purchase. The fact that purchases are being made under this Agreement by Buyer for the account of an Additional Buyer Party shall not relieve Buyer of any of its obligations with respect to such purchase, and such purchase shall nonetheless constitute a purchase by Buyer under this Agreement.

      Calendar Year 2006 Amounts. If Excess Purchase Amounts (as defined below) of Powder are purchased by Buyer during calendar years 2002 through 2005, then the Annual Product Quantity of Powder on Appendix A for the calendar year 2006 shall be deemed reduced by the lesser of (i) the aggregate Excess Purchase Amounts of Powder purchased by Buyer during calendar years 2002 through 2005 and (ii) XXX pounds.

      Excess Purchase Amounts. Not later than ninety days prior to the commencement of any of the calendar years 2003, 2004 and 2005, Buyer may request by written notice to CPM (an "Excess Purchase Notice") that the Annual Product Quantity of Powder be increased for the next calendar year by the amount stated in such notice and that such proposed increase be allocated among the grades of Powder in the proportions stated in such notice. CPM may, in its sole discretion, accept or reject, either in whole or in part, the increase requested in the Excess Purchase Notice and the proposed allocation among grades. CPM shall within forty five days after receipt of an Excess Purchase Notice, notify Buyer in writing if CPM accepts all or any portion of the requested increase and the proposed allocation among grades, which acceptance notice will state the actual increase accepted by CPM in Annual Product Quantity of Powder and the allocation thereof among grades of Powder (an "Excess Purchase Acceptance Notice"). If CPM does not deliver an Excess Purchase Acceptance Notice the Annual Product Quantity of Powder for the next calendar year shall not be changed. If CPM delivers an Excess Purchase Acceptance Notice the Annual Product Quantity of Powder for the next calendar year shall be deemed increased as requested in the Excess Purchase Notice and allocated among grades of Powder as requested in the Excess Purchase Notice, but only to the extent expressly accepted in the Excess Purchase Acceptance Notice. For purposes of this Agreement, the term "Excess Purchase Amounts" shall mean the aggregate increases pursuant to this paragraph in the Annual Product Quantities of Powder over the calendar years 2002 through 2005 which have been accepted by CPM pursuant to an Excess Purchase Acceptance Notice.

      High Cap Powders. Prior to the commencement of any of the calendar years 2003, 2004, 2005 and 2006, Buyer will have the right, upon delivery of written notice to CPM not later than the ninetieth day prior to the beginning of such calendar year, to have included within the Annual Product Quantity of Powder to be purchased in such calendar year up to XXX pounds of High Cap Powders (as defined below) (the "High Cap
      Powders Quantity"). High Cap Powders may be supplied to Buyer by CPM out of products manufactured by CPM at its Boyertown plant or acquired by CPM from Cabot Supermetals KK ("Supermetals"), at CPM's sole discretion. "High Cap Powders" shall mean Powder with a capacitance of 80k cv/gram or greater that are listed on Appendix A under the caption "High Cap Powders", provided that any such Powder with a capacitance of 80k cv/gram or greater which is manufactured only by Supermetals, and not by CPM's Boyertown plant, shall cease to constitute High Cap Powders and Powder (and shall be deemed deleted from Appendix A) if Supermetals ceases for any reason to be a wholly owned subsidiary of Cabot Corporation, and CPM shall thereafter have no obligation to manufacture, supply or sell any such deleted Powder under this Agreement. If Buyer has exercised its right to include High Cap Powders within the Annual Product Quantity of Powder to be purchased in a calendar year, then the default percentages of each grade of Powder stated on Appendix A shall each be adjusted by the percentage that the High Capacity Powders Quantity for such calendar year represents of the Annual Product Quantity of Powder for such calendar year.

      Take or Pay. Buyer shall in all events, however, pay CPM each year for the full Annual Product Quantity of Powder and of Wire, regardless of whether Buyer schedules or takes delivery of such products.

      Additional Grades. The parties recognize that CPM may, in its sole discretion, from time to time develop and offer for general commercial sale grades of a Product in addition to those grades of such Product listed on Appendix A, but that CPM has no obligation to do so. In the event CPM so offers an additional grade of a Product for general commercial sale, Buyer may request in writing that Appendix A be amended to include such additional grade of such Product (an "Additional Grade Request"), which Additional Grade Request will also include the proposed revised minimum and maximum and default percentages for all grades of such Product assuming the additional grade is added to Appendix A. CPM shall within forty five days after receipt of an Additional Grade Request, notify Buyer in writing (an "Additional Grade Acceptance") if CPM is willing to amend Appendix A to include such additional grade of such Product, and if so, the revised minimum and maximum and default percentages for all grades of such Product that CPM is willing to accept assuming such additional grade is added to Appendix A. The Additional Grade Acceptance will also state the price per pound at which CPM is willing to sell such additional grade of such Product, will include the Applicable Specifications to which CPM is willing to manufacture and sell such additional grade for general commercial sale, and will include any other terms which CPM requires be included for the sale of such additional grade. If CPM delivers an Additional Grade Acceptance to Buyer, Buyer will have thirty days after receipt to notify CPM in writing if Buyer accepts the terms specified in the Additional Grade Acceptance. If Buyer so notifies CPM in writing that Buyer accepts the percentages, price, specifications and other terms set forth in the Additional Grade Acceptance, Appendix A will be deemed amended to include such additional grade of such Product, the price therefor and the revised minimum and maximum and default percentages for all grades of such Product, all as specified in the Additional Grade Acceptance, and Appendix D will be deemed amended to include the Additional Specifications for such additional grade as set forth in the Additional Grade Acceptance. For the avoidance of doubt, Buyer shall have no obligation to request the inclusion of an additional grade of a Product, and CPM shall have no obligation to agree to any such request, it being within the sole discretion of each party to agree to amend Appendix A and Appendix D to include an additional grade of a Product, the price and Applicable Specifications therefor and to make corresponding changes to the minimum and maximum and default percentages for all other grades of such Product.

      Niobium. The parties recognize that CPM may, in its sole discretion, from time to time develop and offer for general commercial sale one or more niobium products, but that CPM has no obligation to do so. It is the respective intent and desire of the parties that, if CPM so offers a niobium product for general commercial sale, the preexisting commercial relationship of the parties will facilitate sales by CPM to Buyer of such niobium product on such terms and conditions, and at such prices, as the parties may, in their sole discretion, agree upon at such time. The provisions of this paragraph are an expression of intent and desire only, and are not binding in any respect on the parties.

3.    PRICE

      The price per pound for Products to be purchased under this Agreement during a calendar year during the term of this Agreement is the applicable price per pound for such Product specified on Appendix A for the applicable calendar year. All prices are FOB Boyertown, PA.

      If the price per pound for Products to be purchased under this Agreement during the calendar year 2004, the calendar year 2005 or the calendar year 2006 is reduced pursuant to Section 3 of the Amendment Agreement from $XXX per pound to $XXX per pound for the applicable calendar year (a "Reduced Price"), then the Reduced Price in effect during such calendar year shall be adjusted automatically on the first day of every quarter in such calendar year to a price per pound per Product equal to the Average Market Price during the calendar quarter ended immediately prior to such adjustment date, provided that in no event will the Reduced Price in effect during calendar year 2004, if any, or the Reduced Price in effect during calendar year 2005, if any, ever be adjusted below $XXX per pound, and, provided, further, that in no event will the Reduced Price in effect during calendar year 2006, if any, ever be adjusted below $XXX per pound.

      For purposes of this section 3, the Average Market Price during any quarter shall mean the weighted average price of sales by CPM (other than sales to Buyer under this Agreement or the Amended July Agreement (as defined in the Amendment Agreement) and other than sales to affiliates of
      CPM) of tantalum powder with a CV capability equal to or greater than C706 during such quarter as set forth on the applicable CPM invoices (but excluding taxes and adjusted, in the case of sales which are not FOB Boyertown, to the effective price FOB Boyertown). The Average Market Price shall be determined by CPM, and CPM shall send written notice to Buyer of the Average Market Price so determined by CPM as of each adjustment date. Buyer shall have the right not more than once each calendar year that a Reduced Price is in effect to have an independent third party auditor review the books and records of CPM on the basis of which the Average Market Price was determined by CPM to determine whether CPM's determination of the Average Market Price was determined in accordance with this Agreement, provided that such independent third party auditor must enter into a confidentiality agreement with CPM in form and substance reasonably satisfactory to CPM agreeing not to disclose to any person, including, without limitation, Buyer, any of the information so received or reviewed by such auditor, subject to such auditor's right and obligation to disclose to CPM and Buyer whether or not CPM's determination of the Average Market Price was made in accordance with this Agreement.


4.    INVOICE AND PAYMENTS

      CPM shall invoice Buyer upon delivery for all Products delivered. Buyer shall pay such invoices with immediately available funds within thirty
      (30) days of invoice date.

5.    FORCE MAJEURE

      Neither party hereto shall be liable to the other for default or delay in performing its obligations hereunder if caused by fire, explosion, strike, lockout, labour conflict, riot, war, acts of God, delay of carriers, governmental order or regulation, and/or any other occurrence beyond the reasonable control of the party so defaulting or delaying, including, without limitation, a shortage of raw material or power beyond the reasonable control of the party so defaulting or delaying, so long as such Force Majeure is in effect; provided, however, that no party shall be excused by reason of Force Majeure from any obligation to pay money when due.


6.    CONFIDENTIALITY

      During the term of this Agreement and for a period of two years thereafter, neither Buyer nor CPM shall disclose to others the existence or contents of this Agreement, except to the extent required by law or regulation or applicable securities exchange regulations or as required by a court or agency of competent jurisdiction, provided that (i) nothing shall preclude the disclosure by CPM of pricing and other terms of this Agreement, but without identifying the Buyer, to the extent that such disclosure is required by other contractual obligations of CPM providing for price adjustments based on other sales by CPM, and (ii) nothing shall preclude the disclosure by either Buyer or CPM of the existence of this Agreement, the Amendment Agreement or the Amended July Agreement and the aggregate annual tantalum purchase commitments hereunder and thereunder (in aggregated dollars, not pounds of tantalum). The provisions of this
      Section 6 shall survive the termination of this Agreement.


7.    WARRANTY; LIMITATION OF LIABILITY

      The specifications that are applicable to Powder (and to the respective grades of Powder) and the specifications that are applicable to Wire (and to the respective grades of Wire) are set forth on Appendix D to this Agreement (the "Applicable Specifications"). CPM warrants that all Product delivered by CPM under this Agreement shall meet the Applicable Specifications for such Product (and its stated grade) at the time of delivery. CPM shall have no obligation or liability for any breach of the foregoing warranty except, at CPM's election, either to replace Product which did not meet the Applicable Specifications for such Product (and its stated grade) or to refund the purchase price previously paid by Buyer for Product which did not meet the Applicable Specifications for such Product (and its stated grade).

      CPM MAKES NO OTHER WARRANTY OR REPRESENTATION OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL CPM BE RESPONSIBLE OR LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

      The Buyer will have ninety days after the date of delivery of Product to inspect the delivered Product and, if the results of such inspection by Buyer indicate that such delivered Product did not meet one or more of the Applicable Specifications for such Product (and its stated grade), to deliver a written notice to CPM stating that Buyer rejects such delivered Product to the extent it failed to meet an Applicable Specification for such Product (and its stated grade) and describing the basis for such rejection, including each Applicable Specification for such Product (and its stated grade) that Buyer asserts was not met, the inspection and tests performed by Buyer to make such determination and the results of such tests (the "Rejection Notice").

      If Buyer does not deliver a Rejection Notice within 90 days after delivery of Product, the delivered Product shall be deemed conclusively (except to the extent expressly stated in the next succeeding paragraph) to have met the Applicable Specifications for such Product (and its stated grade) and shall be deemed accepted by Buyer. If Buyer delivers a Rejection Notice in accordance with this section, CPM and Buyer shall confer to resolve any questions CPM may have as to whether the Product which Buyer wishes to reject failed to meet one or more of the Applicable Specifications for such Product (and its stated grade). If requested by CPM, Buyer shall return to CPM, in accordance with CPM's instructions, Product which failed to meet one or more of the Applicable Specifications for such Product (and its stated grade).

      CPM and Buyer acknowledge that Buyer will be holding some or all of the Product in inventory for varying periods of time prior to Buyer's actual use of such Product in production. If (i) Buyer does not use a quantity of Product in actual production until after the ninetieth day after delivery of such quantity of Product under this Agreement, (ii) during and as a result of such actual production, Buyer determines that such quantity of Product failed to meet one or more of the Applicable Specifications for such Product (and its stated grade) at the time of delivery of such quantity of Product by CPM, and (iii) it was only possible to detect such failure to meet such Applicable Specification(s) during actual production, then Buyer may send a notice to CPM stating the quantity of Product so affected, the date of its delivery by CPM, each Applicable Specification for such Product (and its stated grade) that Buyer asserts was not met at such time of delivery and that such failure was determined during and as a result of actual production by Buyer. Buyer will have the burden of proof of demonstrating to CPM's reasonable satisfaction that such quantity of Product did not meet one or more of the Applicable Specifications at the time of delivery by CPM and that such failure was detected by Buyer for the first time during and as a result of actual production, and could only have been detected during actual production. If CPM does not agree with Buyer's assertions, Buyer may require that Product be tested by an independent third party laboratory reasonably satisfactory to Buyer and CPM, and the results of such testing shall be deemed conclusive as to such test results, but the parties agree that such tests will not be determinative of whether the noncompliance existed at the time of delivery (as required for CPM to be obligated to replace or refund) or occurred thereafter. The fact that actual production may disclose the failure of a quantity of Product to meet one or more Applicable Specifications shall in no event be deemed a guaranty or warranty by CPM that Product is or will be fit for a particular purpose or use or will result in a specified or minimum or maximum yield during actual production.

      For the avoidance of doubt, (i) neither Buyer's internal product qualification procedures nor any quality holds it may place on any Product shall be deemed to alter the parties' respective rights and obligations under this Agreement or be used by Buyer as a reason for not purchasing or rejecting Product delivered under this Agreement, (ii) Buyer's acceptance or deemed acceptance of Product is not a precondition to Buyer's obligation to pay the purchase price for Product invoiced under this Agreement, and (iii) neither the delivery of one or more Rejection Notices by Buyer nor the replacement of or the refunding of the purchase price of nonconforming Product by CPM shall be deemed to alter the Annual Product Quantity of each Product which must be purchased by Buyer under this Agreement.


8.    SCRAP SALE BY BUYER

      Each calendar year during the term of this Agreement through calendar year 2005, Buyer shall sell and CPM shall purchase tantalum contained in scrap materials ("Scrap") in the quantities (based on pounds of contained tantalum in the Scrap), of the grades and at the prices set forth on Appendix B. Scrap prices are FOB VSI's plant. It is expected that Scrap will be supplied in approximately equal quarterly deliveries. The prices for Scrap set forth on Appendix B shall be retroactively and proportionately decreased in each calendar quarter to the extent to which the price per pound payable by Buyer for Powder under this Agreement is less than $XXX per pound in such quarter.


9.    GOVERNING LAW

      This Agreement shall be governed by and construed under the laws of The Commonwealth of Massachusetts. The United Nations Convention for International Sales and Purchases of Goods shall not apply. Any legal proceedings arising out of or pertaining in any way to this Agreement that may be commenced against any of the parties hereto shall be commenced only in the federal or state courts located in the Commonwealth of Massachusetts, and each of the parties hereto consents to the exclusive jurisdiction of said courts in any such action or proceedings and waives any objection to venue laid therein, provided, however, that nothing in this paragraph shall be construed to preclude any party from asserting any counter-claim or cross-claim in any legal proceeding commenced against that party in any forum outside the Commonwealth of Massachusetts.


10.   MISCELLANEOUS

      This Agreement, the Amendment Agreement, the Amended July Agreement, the Releases (as defined in the Amendment Agreement) and the Stipulation of Dismissal (as defined in the Amendment Agreement) constitute the entire understanding of the parties and supersede all prior agreements and discussions among the parties respecting the subject matter hereof and thereof, including, without limitation, the Original Agreement. No modification of this Agreement or waiver of the terms and conditions hereof shall be effective unless made in writing, signed by authorized representatives of CPM and Buyer and expressly stated to be a modification or waiver of this Agreement. No waiver by either party of any breach of any of the terms and conditions herein contained to be performed by the other party shall be construed as a waiver of any subsequent breach, whether of the same or of any other term or condition hereof. If any of the provisions of this Agreement is held to be illegal, invalid or unenforceable in any respect or as against any party under applicable law, the legality, validity and enforceability of the remaining provisions shall not be affected or impaired in respect of all or any of the parties, and such illegal, invalid or unenforceable provision shall be reformed and construed so that it will be legal, valid and enforceable to the maximum extent permitted by applicable law.


11.   JOINT AND SEVERAL OBLIGATIONS OF BUYER.

      VII and VSI are each jointly and severally liable for the obligations of the Buyer under this Agreement. For the avoidance of doubt, references to CPM shall not be deemed to include Supermetals or any other affiliate of Cabot Corporation.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day, month and year above written.



Cabot Corporation                               Vishay Sprague, Inc.



By:   _________________________                 By: ________________________
Title: ________________________                 Title:______________________


                                                Vishay Intertechnology, Inc.


                                                By: ________________________
                                                Title: _____________________

                                                                      Exhibit 5A


                                     RELEASE

      In consideration of payment of one dollar ($1.00), together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Vishay Intertechnology, Inc., Vishay Sprague, Inc., Vishay Sprague Sanford, Inc., on behalf of themselves and each of their subsidiaries, divisions, affiliates, corporate parents, joint ventures, partnerships, limited partnerships, predecessors, successors and assigns, and each director, officer, general partner, limited partner, employee, servant, agent and attorney thereof (collectively the "RELEASERS"), hereby remise, release and forever discharge Cabot Corporation, its subsidiaries, divisions (including, without limitation, the Cabot Performance Materials Division), affiliates, corporate parents, joint ventures, partnerships, limited partnerships, predecessors, successors and assigns and each director, officer, general partner, limited partner, employee, servant and agent thereof (collectively the "RELEASEE"), of and from all claims, demands, actions, causes of action, suits, accounts, and any and all debts, damages, and liabilities whatsoever of every name, and nature, both in law or in equity, which the RELEASERS now have or ever had against the RELEASEE, from the beginning of time to the date of this Release, arising out of, related to, or connected with the written Supply Agreement, dated July 14, 2000, by and between Cabot Corporation and Vishay Sprague, Inc., and the written Supply Agreement, dated November 10, 2000, by and between Cabot Corporation and Vishay Sprague, Inc. (collectively, the "Supply Agreements"), and the transactions contemplated therein, including, without limitation, all claims, counterclaims, and defenses asserted, or that could have been asserted, in or in connection with the litigation titled

Cabot Corporation v. Vishay Intertechnology, Inc., et al., Civil Action No. 02-1584-BLS, pending in the Superior Court for Suffolk County, Massachusetts (the "LITIGATION"), which LITIGATION shall be dismissed with prejudice and without costs or attorney's fees to any party.

      By executing this Release, the RELEASERS expressly agree and acknowledge that their representatives have read this document with care and with the advice of counsel, and that no representation of fact or opinion had been made to RELEASERS by anyone which has induced the RELEASERS in any manner to execute this Release. RELEASERS further understand and agree that this Release is executed for the purpose of compromise, and is not in any way to be construed as an admission of liability on the part of any of the RELEASEE.


      In WITNESS HEREOF, the RELEASERS have caused this release to be executed by their duly authorized representatives this _____ day of June, 2002.

VISHAY INTERTECHNOLOGY, INC.           VISHAY SPRAGUE, INC.


By_____________________________        By_____________________________
Title:                                 Title:

-------------------------------        -------------------------------
Witness                                Witness



VISHAY SPRAGUE SANFORD, INC.


By_____________________________
Title:

-------------------------------
Witness

                                                                      Exhibit 5B


                                   RELEASE

      In consideration of payment of one dollar ($1.00), together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Cabot Corporation, on behalf of itself and each of its subsidiaries, divisions (including the Cabot Performance Materials Division), affiliates, corporate parents, joint ventures, partnerships, limited partnerships, predecessors, successors and assigns, and each director, officer, general partner, limited partner, employee, servant and agent thereof (collectively the "RELEASER"), hereby remises, releases and forever discharges Vishay Intertechnology, Inc., Vishay Sprague, Inc., Vishay Sprague Sanford, Inc., and each of their subsidiaries, divisions, affiliates, joint ventures, partnerships, limited partnerships, and each director, officer, general partner, limited partner, employee, servant, agent and attorney thereof (collectively the "RELEASEES"), of and from all claims, demands, actions, causes of action, suits, accounts, and any and all debts, damages, and liabilities whatsoever of every name, and nature, both in law or in equity, which the RELEASER now has or ever had against any of the RELEASEES, from the beginning of time to the date of this Release, arising out of, related to, or connected with the written Supply Agreement, dated July 14, 2000, by and between Cabot Corporation and Vishay Sprague, Inc., and the written Supply Agreement, dated November 10, 2000, by and between Cabot Corporation and Vishay Sprague, Inc. (collectively, the "Supply Agreements"), and the transactions contemplated therein, including, without limitation, all claims, counterclaims, and defenses asserted, or that could have been asserted, in or in connection with the litigation titled Cabot Corporation
v. Vishay Intertechnology, Inc., et al.,

Civil Action No. 02-1584-BLS, pending in the Superior Court for Suffolk County, Massachusetts (the "LITIGATION"), which LITIGATION shall be dismissed with prejudice and without costs or attorney's fees to any party.

      By executing this Release, the RELEASER expressly agrees and acknowledges that its representatives have read this document with care and with the advice of counsel, and that no representation of fact or opinion had been made to RELEASER by anyone which has induced the RELEASER in any manner to execute this Release. RELEASER further understands and agrees that this Release is executed for the purpose of compromise, and is not in any way to be construed as an admission of liability on the part of any of the RELEASEES.

      In WITNESS HEREOF, the RELEASER has caused this release to be executed by its duly authorized representative this _____ day of June, 2002.

                                          CABOT CORPORATION


                                          By_____________________________
                                          Title:

                                          -------------------------------
                                          Witness



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

                                                                      Exhibit 5C


                          COMMONWEALTH OF MASSACHUSETTS

SUFFOLK, SS.                                                 SUPERIOR COURT
---------------------------------------
                                       )
CABOT CORPORATION,                     )
                                       )
                  Plaintiff,           )
                                       )
v.                                     ) CIVIL ACTION NO. 02-1584-BLS
                                               (Judgevan Gestel)
VISHAY INTERTECHNOLOGY, INC.,          )
VISHAY SPRAGUE, INC., and              )
VISHAY SPRAGUE SANFORD, INC.,          )
                                       )
                  Defendants.          )
                                       )
---------------------------------------


                     STIPULATION OF DISMISSAL WITH PREJUDICE

      Plaintiff Cabot Corporation and defendants Vishay Intertechnology, Inc., Vishay Sprague, Inc., and Vishay Sprague Sanford, Inc., constituting all of the parties who have appeared in this proceeding, hereby stipulate, pursuant to Mass. R. Civ. P. 41(a)(1)(ii), that this action, including any and all claims, counterclaims, and defenses asserted herein, is hereby dismissed with prejudice and without costs or attorney's fees to any party.

CABOT CORPORATION                        VISHAY INTERTECHNOLOGY, INC.
By its attorneys,                        By its attorneys,


-----------------------------------      -----------------------------------
Robert S. Frank, Jr. (BBO No. 130950)    Neil P. Motenko (BBO No. 358160)
Brian A. Davis (BBO No. 546462)          NUTTER, McCLENNAN & FISH LLP
CHOATE, HALL & STEWART                   One International Place
Exchange Place                           Boston, Massachusetts 02110
53 State Street                          Tele: 617-439-2000

Boston, Massachusetts 02109
Tele: 617-248-5000
VISHAY SPRAGUE, INC.
and VISHAY SPRAGUE SANFORD, INC.

By their attorneys,


----------------------------------
Steven W. Phillips (BBO No. 398680)
FOLEY HOAG LLP
155 Seaport Boulevard
Boston, Massachusetts 02210 Tele:
617-832-1000

Alan R. Friedman (pro hac vice)
Jonathan M. Wagner (pro hac vice)
KRAMER LEVIN
NAFTALIS & FRANKEL LLP
919 Third Avenue
New York, New York 10022
Tele: 212-715-9100

Date:  June ___, 2002




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